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                                                                    EXHIBIT 99.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Current Report of Meritage Corporation (the "Company") on Form 8-K/A No. 2 dated July 12, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Landon, Co-Chief Executive Officer of the Company certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        MERITAGE CORPORATION
                                        a Maryland Corporation

                                        By  /s/ JOHN R. LANDON
                                            ------------------------------------
                                            John R. Landon
                                            CO-CHIEF EXECUTIVE OFFICER


                                            June 12, 2003
                                            ------------------------------------
                                            Date